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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-04963

The Berwyn Funds
(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc. 1189 Lancaster Avenue Berwyn, PA 19312
(Name and address of agent for service)

Registrant's telephone number, including area code:    (610) 296-7222

Date of fiscal year end:      December 31, 2010

Date of reporting period:    December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

ANNUAL REPORT

DECEMBER 31, 2010

NO LOAD MUTUAL FUNDS

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 | Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2010 Annual Report

The Berwyn Funds

Letter from the President

January 21, 2011

Dear Shareholder:

Last year, 2010, was another positive year for shareholders of The Berwyn Funds. The Berwyn Fund, which invests in smaller capitalization stocks, and Berwyn Income Fund, which invests primarily in fixed income securities and dividend-paying stocks, both registered double-digit gains. The Berwyn Cornerstone Fund, which invests in mid-cap and large-cap stocks, had a respectable performance, but after two successive years of good relative returns, underperformed its benchmark index.

Investors had plenty to worry about as economic growth seemed tentative and predictions of a “double-dip” recession were widespread. The oil spill in the Gulf of Mexico, concern over the effects of the health care bill, the continuing malaise with almost all aspects of the housing industry and the intractable unemployment level were formidable obstacles to the stability of the financial markets. On the international level, the struggle in Afghanistan and financial challenges of several countries within the European Union also weighed on investors’ confidence. However, in the end, the financial markets reacted not only to growing corporate earnings but also to a desire of many investors to own fixed income instruments as a hedge against the possibility of another setback in economic growth.

To a large extent, our focus on corporate fundamentals and our longer-term view than most investors reduces our dependence on making accurate short-term economic predictions. Consequently, as long as we were able to uncover attractive companies for The Berwyn Funds’ stock portfolios, we remained nearly fully invested in the Berwyn and Berwyn Cornerstone Funds throughout the year. In the Berwyn Income Fund, our allocation to stocks was maintained at close to its maximum of 30% during the twelve-month period.

The situation in the bond market was extraordinary. The yield on the 10-year Treasury bond remained under four percent during 2010 and at one point fell to 2.43 percent, challenging the low of 2.05 percent reached during the height of the financial crisis at the end of 2008. Yields on corporate bonds also became unattractively low in 2010 and, in response, your Board of Trustees decided that it was in the best interest of our existing shareholders to close the Berwyn Income Fund to new investors. The lack of attractive bond opportunities caused us to shorten the duration of our fixed income securities to reduce the Fund’s price risk. This defensive move served us particularly well in the last quarter of the year when bond prices weakened.

As we enter 2011, it appears that investors are gaining confidence that the economic expansion will endure and it is possible that some of the recent weakness in the bond market can be attributed to money being moved from bonds to equities. Indeed, the cyclical bull market that we discussed in last year’s letter seems to be continuing and values will probably become more difficult to uncover in the year ahead. Hopefully, our adherence to the fundamentals of value investing will protect our shareholders from any excesses that may develop as the bull market ages.

During 2010 our internal operations functioned smoothly and there were no changes to the primary portfolio managers for any of the Funds. In addition to closing the Berwyn Income Fund to new investors, the Board of Trustees approved a permanent reduction to the management fee for the Berwyn Cornerstone Fund. Shareholder investments plus capital appreciation increased the net assets of The Berwyn Funds to a new high.

I thank you for your continued confidence and participation in The Berwyn Funds.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letter.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2010 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 21, 2011

Dear Berwyn Fund Shareholder:

In the fourth quarter of 2010, the Berwyn Fund’s (“BF’s”) net asset value per share advanced from $24.71 to $28.28 for a total return of 14.46 percent after adjusting for the modest per share income dividend of $0.0035 paid on December 30th. BF’s total return was less than the 16.25 percent total return of the Russell 2000 Index, our reference index, but was greater than that of most major stock indices. In the fourth quarter the Dow Jones Industrial Average (“DJIA”), Standard and Poor’s 500 Index (“S&P 500”) and NASDAQ Composite (“NASDAQ”) delivered total returns of 8.04 percent, 10.76 percent and 12.34 percent, respectively.

For the 2010 calendar year, BF rose from $22.66 to $28.28, a 24.82 percent total return after adjusting for the year-end dividend cited above. The Russell 2000 Index had an increase of 26.86 percent in the twelve-month period. The DJIA, S&P 500 and NASDAQ reported gains of 14.06 percent, 15.06 percent and 18.15 percent, respectively, for the year. In order to provide a fair total return comparison, all of the indices include dividends.

Most stocks in BF’s portfolio performed well last year and, in fact, the Fund’s net asset value per share reached an all-time high on a total return basis. Although a number of our stock selections proved to be disappointing, we did not experience any major setbacks and were active in selling stocks whose fundamental results were not fulfilling our expectations. Nevertheless, at year-end we were frustrated that many of our holdings had reported impressive earnings growth but remained, in our opinion, undervalued. In an atmosphere of high unemployment, economic uncertainty, international financial and political unrest and a fractious domestic political scene, investors seem to be reluctant to place a reasonable valuation on many of our companies that have proven track records, solid balance sheets and talented management teams. Given the low interest rate environment, we would not have anticipated that nearly half of the stocks in BF’s portfolio would be selling at less than twelve times projected earnings at this point in the business cycle. This fact suggests that investors remain doubtful of the economic expansion’s durability.

In spite of the uncertainties listed above, we have been positively impressed by the economy’s ability to grow with a major cyclical component, new home construction, operating at levels last experienced sixty years ago. If the housing industry can make incremental progress in future months and years, it could accelerate the recovery and raise corporate earnings to new highs. Therefore, it is not unreasonable to believe that the Russell 2000 Index, which is priced less than 10 percent below its all-time high set in July, 2007, could achieve a record high in the year ahead. In addition, investors should be mindful of the strong growth being experienced by major foreign countries such as Brazil, China and India as well as other nations on the Asian continent. If the economic recovery does gain momentum this year, we believe BF is positioned to benefit from an increase in the cyclical earnings of our portfolio companies.

The major contributors to last year’s performance were Wabash National, a manufacturer of truck trailers, American Equity Investment Life, an insurance company specializing in indexed annuities, NewPark Resources, a provider of drilling fluids to the oil and gas industry, Knoll, a manufacturer of office furniture, and Horace Mann Educators, a multi-line insurance company. BF’s worst performers were Exide Technologies, a manufacturer of batteries, Chiquita Brands, a diversified food company, Suffolk Bancorp, a bank located on Long Island, N.Y., Granite Construction, an infrastructure builder and Skywest Airlines, a feeder airline. None of the underperformers contributed more than a 0.83 percent loss to the portfolio.

At year-end, there were 41 individual stock positions in the Fund. These assets were diversified among ten industry sectors. The majority of the assets were invested in the following manner: Industrials, 25.5%, Information Technology, 21.2%, Financials, 14.9%, Consumer Discretionary, 8.4%, Energy, 10.0%, Health Care, 4.7%, and Consumer Staples, 4.6%. The Fund’s cash position at year-end was 7.3%. Assets at year-end totaled $189 million as compared to $138 million at this time last year. The weighted average capitalization of BF stocks was $696 million as compared to $629 million in 2009.

The accompanying graph illustrates BF’s performance over the past decade as compared to the Russell 2000 Index. Although we are pleased with our results, we are far from satisfied and we continue to examine our procedures and methodologies in an effort to function at a higher achievement level. Nevertheless, we are very comfortable with the essence of our approach, value investing, which has served us well since the Fund’s inception in 1984.

BF’s management team humbly appreciates your support and continued confidence in our work.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/10 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	24.82%	3.62%	11.48%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/10 was 1.25%. The expense ratio for Berwyn Fund as stated in the 5/1/10 prospectus was 1.32%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2010 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 21, 2011

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (“BIF”) for 2010’s fourth quarter was 3.27 percent. For the full year, 2010, BIF’s total return was 10.06 percent. In the fourth quarter, a dividend of $0.112 per share was paid from net investment income, down from the $0.146 per share dividend paid in last year’s final quarter. At year’s end, the Fund also paid a long-term capital gain distribution of $0.2807 per share, its first distribution of this kind since 2007.

During the fourth quarter, BIF performed roughly in-line with the Lipper Income Fund Index, which rose 3.29 percent, our only reference index with an equity component. BIF’s stock performance generally lagged many of the broad stock indices during 2010 after significantly outperforming these indices over the previous two years. During the fourth quarter and for most of the year, our Health Care stocks, in particular, trailed the market benchmarks. Holdings like Astrazeneca, Pfizer, GlaxoSmithKline and Johnson & Johnson underperformed the major indices in the face of a tougher environment for FDA approvals, patent expirations and product recalls. It appears that these companies, which have very good returns on capital, good balance sheets and attractive dividends, are regarded by the marketplace as slow growth investment vehicles and consequently sell at low price-to-earnings ratios. From our standpoint, this group of stocks remains attractive for conservative investors seeking a reasonable total return.

Looking at the fixed income portion of BIF, our bond performance during the quarter and year was bolstered by our exposure to convertible bonds and the broad rally in corporate debt securities. Solid corporate earnings improved credit statistics as did the wave of corporate refinancings that helped to push out maturities and lower interest payments for many companies. BIF’s fourth quarter total return of 3.27 percent compares favorably with our two bond market reference indices, the Citigroup Broad Investment Grade Bond Index, which declined 1.34 percent for the quarter, and the Merrill Lynch High Yield Master II Index, which rose 3.07 percent.

For the second straight year, both the stock and the fixed income portions of BIF performed similarly, each advancing approximately 10 percent in 2010. The consecutive double digit returns of our bond portfolio is another confirmation of how strongly bonds have performed in recent years. High yield bonds, as measured by the Merrill Lynch High Yield Master II Index, one of BIF’s reference indices, followed up 2009’s exceptional performance with a 15.19 percent return in 2010. In contrast, investment grade bonds, as depicted by the Citigroup Broad Investment Grade Index, returned a respectable, yet more subdued, 6.30 percent. The Lipper Income Fund Index, our third reference index, produced a total return of 9.97 percent in 2010.

With interest rates declining to historic lows and investors clamoring for fixed income investments, it is not surprising that we had a number of bonds called during the past six months. Four bond holdings, all of which were significant positions, Bristow Group, Silgan Holdings, Church & Dwight and Frontier Oil, were called during the fourth quarter. Despite the buoyancy of the bond market, we continue to find value in select securities and added six new bonds and three new preferred stocks during the last three months of the year. The bonds were a mix of high yield and investment grade securities. Each company possesses credit metrics that are appealing and the securities were, in our opinion, attractively priced. The three preferred stocks, two issued by Wells Fargo and one issued by JP Morgan, are trust preferred securities that offer a relatively high yield with an expected short duration and are backed by companies that have strong credit profiles.

The heady enthusiasm towards bonds by the investment community led the management team at The Killen Group to grow more cautious as the year progressed. As bond prices rose, we sold many of our highest priced and lowest yielding securities, choosing to hold a higher than normal cash position with the intention of reinvesting the money at a later date at higher yields. Including cash, BIF’s bond portfolio (including convertible bonds) had a duration of 2.3 years at the end of the year. Excluding cash, BIF’s bond portfolio had an average credit rating of BB+ and a duration of 3.5 years. Its allocation to Investment Grade bonds was 33% and to High Yield was 67%. As stated in 2010’s third quarter shareholder letter, if bond prices continue higher, BIF will probably underperform. If bonds fall in price, we have ample cash available to take advantage of the decline.

In the fourth quarter, investment grade bonds did show their first signs of weakening, closing the period with their first quarterly loss since 2008. Although the selloff was relatively tame, it does serve as a reminder that any overvalued asset can decline quickly in price, even bonds. An important part of managing portfolio risk is to avoid overvalued assets. This avoidance of risk has been a distinguishing characteristic of BIF’s long term track record. We are proud of the return profile BIF has earned over the years but are equally, if not more, proud of its recognition and avoidance of risk. BIF’s primary objectives are to provide investors with current income while seeking to preserve capital. Both objectives are considered in making investment decisions, with the result that the highest yielding offerings are often discarded.

Equities, which lagged bonds for much of the year, extended their rally into, and through, the fourth quarter. BIF has maintained a near maximum position in equities for nearly all of 2010 as a result of their high dividend yields and attractive valuations. Our ability to invest across the market cap spectrum provides increased opportunities to find attractive investments. When most investors think of dividend paying stocks, they imagine large cap companies. BIF does have a significant position in large caps, however, our eight best performing equities in 2010 were not large cap stocks. Six of our top eight performers, Methode Electronics, Inc., AAON, Inc., American Equity Investment Life Holding Co., Met-Pro Corp., US Ecology, Inc. and Hillenbrand, Inc. are small cap stocks. The remaining two outperformers, New York Community Bancorp, Inc. and Chico’s FAS, Inc., are mid-cap stocks.

BIF attempts to balance the risks and rewards of its permitted investment categories to generate attractive income while preserving capital in real terms. The Fund’s asset allocation derives from our bottom-up research process that analyzes each potential investment, whether stock or bond, based upon its individual merits and intrinsic value. This disciplined, in-depth research process is designed to lead us to those asset sectors exhibiting the greatest relative values. When there is a dearth of quality investment candidates at attractive valuations, BIF will have higher than normal cash levels. BIF closed the year with 24 percent in cash reserves, 29 percent in common stocks, 1 percent in preferred stocks, 19 percent in convertible bonds and only 27 percent in traditional bonds. This positioning is consistent with our assessment that the exceptionally low yields available in the market on many fixed income securities are inherently risky. The Fund’s non-convertible fixed income weighting of 27 percent is the lowest it has been since the late 1990’s, while the cash position is as high as it’s been in more than a decade. We do not intend to keep this cash position at such an elevated level but have identified a number of potential investment candidates to buy when their valuations become more attractive. At year’s end, we had investments in 68 different companies.

Through an increase in new assets and capital appreciation, BIF ended 2010 with $1.282 billion under management, an all time high. As announced in last quarter’s shareholder letter, BIF closed to new investors on November 15, 2010. We believe that in closing the Fund to new investors we can continue to grow while protecting what is most important, our investment process. Our focus at The Killen Group is to do the best job we can for our existing shareholders, which is a large and diverse group. We will work tirelessly to remain in your trust.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/10 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	10.06%	8.36%	9.09%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/10 was 0.66%. The expense ratio for Berwyn Income Fund as stated in the 5/1/10 prospectus was 0.72%. Returns for Berwyn Income Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in Berwyn Income Fund, Citigroup Broad Investment Grade Index (BIG) and Merrill Lynch High Yield Master II Index (MLHYMII)

Past performance is not predictive of future performance.
Berwyn Income Fund
Citigroup Broad Investment Grade Index (BIG)
Merrill Lynch High Yield Master II Index (MLHYM II)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$23,864
$22,823
$17,835
Dec 2000
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005
Dec 2006
Dec 2007
Dec 2008
Dec 2009
Dec 2010

Comparison of the Change in Value of $10,000 Investment in Berwyn Income Fund and Lipper Income Fund Index (LII)

Past performance is not predictive of future performance.
Berwyn Income Fund
Lipper Income Fund Index (LII)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$23,864
$15,482
Dec 2000
Dec 2001
Dec 2002
Dec 2003
Dec 2004
Dec 2005
Dec 2006
Dec 2007
Dec 2008
Dec 2009
Dec 2010

THE BERWYN FUNDS

2010 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 21, 2011

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund’s (“BCF’s”) net asset value per share increased to $13.42 on December 31, 2010 from $12.44 per share at the end of the previous year and $12.66 on September 30, 2010. Including an income dividend of $0.0867 per share, BCF’s total return for the 12 months was 8.57 percent and 6.69 percent for the fourth quarter. The primary benchmarks for the Fund, the S&P 500 and S&P 400 MidCap Indices, rose 15.06 percent and 26.64 percent for the year and 10.76 percent and 13.50 percent for the fourth quarter, respectively. All returns mentioned above are total returns.

While BCF’s returns for the fourth quarter and full year were positive, on a relative basis they were disappointing. Following two strong relative performance years in 2008 and 2009, we failed to keep up with our benchmarks during 2010. Every quarter we analyze our absolute and relative performance for the most recent three month and twelve month periods in two ways. Firstly, we examine economic sector performance, looking for areas of strength and weakness, and our participation therein. Secondly, we look within each sector to ascertain how we performed at the individual stock level.

When 2010 is examined from a sector standpoint, the data shows that BCF struggled in the areas of Consumer Staples, Health Care and Information Technology. At the individual stock level, there were no major declines. Nevertheless, the Fund’s underperformance was broadly contained in these three sectors with most portfolio holdings registering either modest increases or modest declines, but significantly worse than the sector benchmark returns. Although we are long-term investors, we approach the management of BCF in an intense manner. Daily, weekly and monthly periods of underperformance are of concern to us. Consequently, we are always reassessing the constituents of the portfolio to reconsider both their short-term and longer term prospects.

For example, in the Information Technology sector, Intel Corp. was one of the stocks that contributed negatively to BCF’s relative returns. Fundamentally, the company had a very strong 2010 as sales grew over 20%, margins expanded and the financial position of the company remained strong. The stock, however, lagged the market, with the price-to-earnings multiple shrinking to just over 10 times as of year’s end. There were other holdings that experienced similar unenthusiastic market reactions, an unwillingness to put what we consider fair valuations on solid fundamental results. In cases such as Intel where the company’s fundamentals remain strong, we are likely to hold, or even increase, our position, the assumption being that the market will eventually value the stock more favorably.

Another company in the same Information Technology sector that contributed to BCF’s negative relative performance, but one that disappointed fundamentally as well, was QLogic. Results in this case were disappointing from both a sales and profit growth standpoint. As we monitored the progress at QLogic and, more importantly, management’s discussion of the company’s prospects, we eventually concluded that our initial growth thesis concerning this company was not materializing. We sold the stock during the first half of the year.

These two examples illustrate our continual analysis of every portfolio investment to assess its ongoing progress, always weighing how actual performance measures up to our initial investment thesis. Critical, in our opinion, to long-term investment success is not allowing short-term market performance of a stock to affect one’s well-researched beliefs concerning its intrinsic value. When a stock such as Intel has a difficult year, as it did in 2010, this does not mean that it cannot be a meaningful contributor to outperformance in succeeding years. Ultimately, the value of the stock will be driven by its earnings power, which is the objective of our research efforts prior to purchase and, equally important, over the entire period it is owned.

The positive absolute performance in 2010 of BCF and the major stock market indices was driven by the economic recovery. Nevertheless, the recovery remained fragile domestically and the market was not immune to being negatively affected by macro concerns. The most notable of these, as we have mentioned in past letters, were the sovereign credit issues rising to the surface in Europe during the year. The sustainability of the economic recovery will surely remain a concern of the market, especially in the first half of 2011. However, corporate cost structures and balance sheets remain in good shape as the new year begins and stock valuations remain modest. If the economic recovery gains momentum, we expect another year of gains for the stock market and positive gains for BCF.

BCF’s positioning at year-end 2010 shows heavier weightings in economically sensitive areas such as Consumer Discretionary, 20.9%, Financials, 19.1%, and Information Technology, 14.2%. The positioning of the Fund is primarily determined by where, from a sector standpoint, undervalued securities are found, not by a macro outlook for the economy that attempts to pick sector winners and losers. Our overweighting in cyclical sectors is a reflection of the sharp sell-off in 2007 and 2008, which we believe created numerous attractively priced companies. The price appreciation seen over the past two years has resulted in our weightings in these sectors rising despite trimming back a number of our stock positions. As of year-end, we remained comfortable with the Fund’s sector weightings and the size of the individual holdings.

Individual securities that had strong performance in the fourth quarter included Tidewater, Inc., Jacobs Engineering and Alcoa. Tidewater provides offshore marine services for drilling rigs, Jacobs is a large engineering and construction company and Alcoa is one of the world’s leading aluminum producers. All three stocks benefited from a more positive economic backdrop and earnings outlook. Stocks that underperformed during the quarter included 3M Corp, Best Buy and Abbott Laboratories. 3M and Abbott continued to post strong results but received little credit in the market while Best Buy had disappointing third quarter sales. In all three cases we have maintained our stock positions as we continue to have a positive view of their long-term prospects.

Our research process remains focused on seeking out sound companies whose stock prices do not, in our opinion, properly reflect their long-term earnings potential. We added three new securities to BCF’s portfolio during the fourth quarter of 2010: Dell, Inc. in the Information Technology sector, Wells Fargo in the Financials sector and Gap, Inc. in the Consumer Discretionary sector. All three stocks are financially strong and should benefit from an improving economic environment. In the cases of Dell and Wells Fargo, there is also the potential for margin improvement. During the fourth quarter we sold our positions in Coca-Cola, Waste Management and Campbell Soup. All three stocks have generated positive returns for us over the past several years, however, at current valuations, none offer compelling value, in our opinion.

While our full year results for 2010 were disappointing, we are confident that our long-term oriented investment process can provide positive absolute and relative returns over time, as it has in the past. As discussed above, some of the stocks that hurt our performance in 2010 still offer what we believe to be compelling values and we look to them to be contributors in future quarters and years. In other instances, we have made changes to the Fund that we believe will positively impact its performance moving forward.

As always we appreciate the support of our shareholders and we will be working hard in 2011 to reward that support.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/10 (Average Annual Total Returns)
	One Year	Five Years	Since Inception (5/01/02)
Berwyn Cornerstone Fund	8.57%	3.65%	5.68%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/10 were 2.26% and 1.61%, respectively. The total and net expense ratios for Berwyn Cornerstone Fund as stated in the 7/1/10 supplement to the 5/1/10 prospectus were 2.59% and 1.25%, respectively. Effective July 1, 2010, the Advisor has contractually agreed to waive all or a portion of its management fees in order to limit BCF’s ratio expenses to average net assets to 1.25%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 93.6%	Shares	Value
AEROSPACE & DEFENSE — 2.3%
Ducommun, Inc.	198,266	$4,318,233

AIRLINES — 2.2%
SkyWest, Inc.	265,200	4,142,424

AUTO - TRUCK TRAILERS — 0.9%
Wabash National Corp.+	151,975	1,800,904

BANKS — 2.4%
City Holding Co.	13,785	499,431
Suffolk Bancorp	164,519	4,060,329
		4,559,760
BUILDING PRODUCTS - AIR & HEATING — 2.7%
AAON, Inc.	178,018	5,021,888

CHEMICALS — 1.2%
KMG Chemicals, Inc.	131,556	2,179,883

COMMERCIAL PRINTING — 2.7%
Courier Corp.	30,729	475,992
Ennis, Inc.	269,078	4,601,234
		5,077,226
COMMUNICATIONS EQUIPMENT — 3.4%
InterDigital, Inc.+	156,000	6,495,840

COMPUTERS & PERIPHERALS — 1.4%
Stratasys, Inc.+	79,000	2,574,610

CONSTRUCTION & ENGINEERING — 2.7%
Granite Construction, Inc.	187,000	5,129,410

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 7.9%
Advanced Energy Industries, Inc.+	363,700	4,960,868
Encore Wire Corp.	188,284	4,720,280
Plexus Corp.+	167,000	5,166,980
		14,848,128
ELECTRONICS — 3.2%
Methode Electronics, Inc.	462,040	5,992,659

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 93.6% (continued)	Shares	Value
ENVIRONMENTAL CONTROL — 2.6%
US Ecology, Inc.	278,235	$4,827,377

FOOD — 4.7%
Chiquita Brands International, Inc.+	377,800	5,296,756
Sanderson Farms, Inc.	90,000	3,523,500
		8,820,256
GAS UTILITIES — 2.3%
Laclede Group, Inc. (The)	119,312	4,359,660

HEALTH CARE PROVIDERS & SERVICES — 4.7%
LifePoint Hospitals, Inc.+	89,500	3,289,125
RehabCare Group, Inc.+	236,984	5,616,521
		8,905,646
HOME FURNISHINGS — 2.9%
Hooker Furniture Corp.	389,446	5,502,872

INFORMATION SERVICES — 2.6%
Fair Isaac Corp.	210,500	4,919,385

INSURANCE — 9.6%
American Equity Investment Life Holding Co.	526,500	6,607,575
FPIC Insurance Group, Inc.+	53,126	1,963,537
Hallmark Financial Services, Inc.+	522,705	4,735,707
Horace Mann Educators Corp.	263,950	4,761,658
		18,068,477
INTERNET SOFTWARE & SERVICES — 2.9%
VASCO Data Security International, Inc.+	675,665	5,493,156

MACHINERY — 4.6%
Graham Corp.	288,127	5,762,540
Tennant Co.	76,324	2,931,605
		8,694,145
MISCELLANEOUS MANUFACTURING — 2.4%
Sturm, Ruger & Co., Inc.	294,700	4,505,963

OFFICE FURNITURE PRODUCTS — 2.5%
Knoll, Inc.	281,000	4,701,130

OIL & GAS - EXPLORATION & PRODUCTION — 2.7%
VAALCO Energy, Inc.+	723,900	5,183,124

OIL & GAS - REFINING — 3.3%
Frontier Oil Corp. +	344,000	6,195,440

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 93.6% (continued)	Shares	Value
OIL & GAS SERVICES — 4.1%
Gulf Island Fabrication, Inc.	158,563	$4,468,305
Newpark Resources, Inc.+	522,850	3,220,756
		7,689,061
RETAIL — 3.2%
Genesco, Inc.+	49,200	1,844,508
Jos. A. Bank Clothiers, Inc.+	104,000	4,193,280
		6,037,788
SEMICONDUCTORS — 2.5%
Rudolph Technologies, Inc.+	575,350	4,735,131

THRIFTS & MORTGAGE FINANCE — 3.0%
Dime Community Bancshares, Inc.	394,250	5,752,108

TOTAL COMMON STOCKS (Cost $142,474,263)		$176,531,684

MONEY MARKET FUNDS — 7.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.02%*	6,907,729	$6,907,729
Fidelity Institutional Money Market Portfolio - Select Class, 0.16%*	6,907,729	6,907,729
TOTAL MONEY MARKET FUNDS (Cost $13,815,458)		$13,815,458

TOTAL INVESTMENTS AT VALUE — 100.9% (Cost $156,289,721)		$190,347,142

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9%)		(1,627,499)

NET ASSETS — 100.0%		$188,719,643

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2010.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 29.1%	Shares	Value
BANKS — 0.6%
New York Community Bancorp, Inc.	300,000	$5,655,000
Suffolk Bancorp	86,021	2,122,998
		7,777,998
BUILDING PRODUCTS - AIR & HEATING — 0.2%
AAON, Inc.	90,484	2,552,554

COMMERCIAL PRINTING — 1.9%
Ennis, Inc.	1,425,904	24,382,958

CONSTRUCTION MATERIALS — 1.4%
Eagle Materials, Inc.	641,290	18,116,443

DIVERSIFIED FINANCIAL SERVICES — 1.1%
JPMorgan Chase & Co.	323,000	13,701,660

ELECTRIC UTILITIES — 1.6%
Exelon Corp.	480,000	19,987,200

ELECTRONICS — 1.2%
Methode Electronics, Inc.	1,208,200	15,670,354

ENERGY EQUIPMENT & SERVICES — 1.3%
Tidewater, Inc.	305,000	16,421,200

ENVIRONMENTAL CONTROL — 1.2%
US Ecology, Inc.	874,537	15,173,217

FOOD - WHOLESALE — 1.1%
SYSCO Corp.	471,000	13,847,400

GAS UTILITIES — 1.1%
Laclede Group, Inc. (The)	382,900	13,991,166

HEALTH CARE - PRODUCTS — 0.7%
Johnson & Johnson	153,000	9,463,050

HOUSEHOLD PRODUCTS — 1.3%
Kimberly-Clark Corp.	270,000	17,020,800

INSURANCE — 2.7%
Chubb Corp. (The)	256,000	15,267,840
HCC Insurance Holdings, Inc.	681,184	19,713,465
		34,981,305

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 29.1% (continued)	Shares	Value
MACHINERY — 0.6%
Met-Pro Corp.	660,900	$7,805,229

METAL - ALUMINUM — 1.1%
Alcoa, Inc.	890,000	13,697,100

MISCELLANEOUS MANUFACTURING — 1.1%
3M Co.	158,000	13,635,400

PHARMACEUTICALS — 3.3%
AstraZeneca PLC - ADR	242,000	11,177,980
GlaxoSmithKline PLC - ADR	365,000	14,315,300
Pfizer, Inc.	985,000	17,247,350
		42,740,630
PROFESSIONAL SERVICES — 1.3%
Dun & Bradstreet Corp. (The)	200,000	16,418,000

SEMICONDUCTORS — 1.3%
Intel Corp.	800,000	16,824,000

SOFTWARE — 1.5%
Microsoft Corp.	703,000	19,613,700

SPECIALTY RETAIL — 1.5%
Chico's FAS, Inc.	1,585,134	19,069,162

TOTAL COMMON STOCKS (Cost $320,174,102)		$372,890,526

PREFERRED STOCKS — 1.4%	Shares	Value
BANKS — 0.5%
Wells Fargo Capital IV	191,536	$4,851,607
Wells Fargo Capital IX	72,462	1,749,958
		6,601,565
DIVERSIFIED FINANCIAL SERVICES — 0.1%
JPMorgan Chase Capital XII	35,288	890,316

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Health Care REIT, Inc. - Series D	177,286	4,526,342
Public Storage - Series F	222,597	5,397,977
		9,924,319

TOTAL PREFERRED STOCKS (Cost $16,338,519)		$17,416,200

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 45.3%	Par Value	Value
AEROSPACE & DEFENSE — 6.0%
Alliant Techsystems, Inc., 2.75%, due 09/15/11 CV	$33,340,000	$33,965,125
Ceradyne, Inc., 2.875%, due 12/15/35 CV	9,472,000	9,377,280
L-3 Communications Holdings, Inc., 3.00%, due 08/01/35 CV	33,100,000	33,182,750
Orbital Sciences Corp., 2.437%, due 01/15/27 CV	680,000	705,500
		77,230,655
BIOTECHNOLOGY — 2.9%
Amgen, Inc., 0.125%, due 02/01/11 CV	37,120,000	37,073,600

COMPUTERS & PERIPHERALS — 2.9%
SanDisk Corp., 1.00%, due 05/15/13 CV	36,673,000	35,297,763
SanDisk Corp., 1.50%, due 08/15/17 CV	2,000,000	2,257,500
		37,555,263
CORRECTIONAL FACILITIES — 2.7%
Corrections Corp. of America, 6.25%, due 03/15/13	34,786,000	35,133,860

ELECTRIC UTILITIES — 0.4%
Constellation Energy Group, Inc., 4.55%, due 06/15/15	4,862,000	5,043,776

FOOD — 1.3%
Chiquita Brands International, Inc., 7.50%, due 11/01/14	12,475,000	12,521,781
Chiquita Brands International, Inc., 8.875%, due 12/01/15	3,625,000	3,699,766
		16,221,547
HEALTH CARE EQUIPMENT & SUPPLIES — 0.0%
Wright Medical Group, Inc., 2.625%, due 12/01/14 CV	735,000	691,819

HEALTH CARE PROVIDERS & SERVICES — 6.3%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	3,050,000	3,042,375
Humana, Inc., 6.30%, due 08/01/18	11,221,000	12,103,341
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	24,644,000	24,613,195
Omnicare, Inc., 6.125%, due 06/01/13	16,971,000	17,055,855
Omnicare, Inc., 3.25%, due 12/15/35 CV	20,789,000	19,073,907
Owens & Minor, Inc., 6.35%, due 04/15/16	5,056,000	5,147,458
		81,036,131
HOTELS, RESTAURANTS & LEISURE — 0.2%
Choice Hotels International, Inc., 5.70%, due 08/28/20	2,683,000	2,605,351

HOUSEHOLD DURABLES — 2.8%
D.R. Horton, Inc., 5.375%, due 06/15/12	9,025,000	9,273,187
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,080,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,060,000
D.R. Horton, Inc., 5.25%, due 02/15/15	12,690,000	12,563,100
D.R. Horton, Inc., 5.625%, due 01/15/16	5,573,000	5,517,270
D.R. Horton, Inc., 6.50%, due 04/15/16	4,000,000	4,110,000
		36,603,557

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 45.3% (continued)	Par Value	Value
INDUSTRIAL CONGLOMERATES — 0.4%
Carlisle Cos., Inc., 5.125%, due 12/15/20	$4,825,000	$4,767,467

INFORMATION SERVICES — 0.4%
Equifax, Inc., 6.90%, due 07/01/28	2,070,000	2,200,462
Equifax, Inc., 7.00%, due 07/01/37	2,665,000	2,901,977
		5,102,439
INSURANCE — 4.2%
American Equity Investment Life Holding Co., 5.25%, due 12/06/24 CV	24,190,000	25,913,537
Horace Mann Educators Corp., 6.85%, due 04/15/16	13,000,000	13,839,813
Provident Cos., Inc., 7.25%, due 03/15/28	3,176,000	3,206,353
Unum Group, 7.625%, due 03/01/11	9,629,000	9,715,488
Unum Group, 6.75%, due 12/15/28	1,160,000	1,118,987
		53,794,178
LEISURE EQUIPMENT & PRODUCTS — 0.6%
Smith & Wesson Holding Co., 4.00%, due 12/15/26 CV	8,000,000	7,920,000

MACHINERY — 3.5%
Columbus McKinnon Corp., 8.875%, due 11/01/13	12,472,000	12,659,080
Gardner Denver, Inc., 8.00%, due 05/01/13	16,045,000	16,325,787
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	14,597,000	15,326,850
		44,311,717
MEDIA — 0.3%
Scholastic Corp., 5.00%, due 04/15/13	3,500,000	3,508,750

METAL - ALUMINUM — 1.0%
Alcoa, Inc., 5.87%, due 02/23/22	5,349,000	5,314,082
Alcoa, Inc., 5.90%, due 02/01/27	5,000,000	4,878,245
Alcoa, Inc., 5.95%, due 02/01/37	3,000,000	2,811,714
		13,004,041
METAL PRODUCTS — 1.0%
Valmont Industries, Inc., 6.875%, due 05/01/14	12,400,000	12,648,000

PERSONAL SERVICES — 1.0%
Service Corp. International, 7.375%, due 10/01/14	3,000,000	3,217,500
Service Corp. International, 6.75%, due 04/01/15	9,015,000	9,240,375
		12,457,875
REAL ESTATE INVESTMENT TRUSTS — 0.5%
Health Care REIT, Inc., 5.875%, due 05/15/15	4,760,000	5,187,553
Realty Income Corp., 5.95%, due 09/15/16	1,730,000	1,898,509
		7,086,062

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 45.3% (continued)	Par Value	Value
RETAIL — 4.2%
Home Depot, Inc. (The), 5.875%, due 12/16/36	$21,059,000	$21,904,498
Wal-Mart Stores, Inc., 5.25%, due 09/01/35	17,235,000	17,344,408
Woolworth Corp., 8.50%, due 01/15/22	14,229,000	14,086,710
		53,335,616
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.6%
FEI Co., 2.875%, due 06/01/13 CV	6,402,000	7,138,230

SPECIALTY RETAIL — 0.4%
Payless Shoes Corp., 8.25%, due 08/01/13	4,981,000	5,068,167

TELECOMMUNICATIONS — 0.2%
Ameritech Capital Funding Corp., 6.875%, due 10/15/27	2,000,000	2,100,918

TELECOMMUNICATIONS EQUIPMENT — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	1,282,000	1,283,602

TOYS/GAMES/HOBBIES — 1.4%
Hasbro, Inc., 6.60%, due 07/15/28	8,270,000	8,477,693
Mattel, Inc., 6.20%, due 10/01/40	10,041,000	9,879,038
		18,356,731

TOTAL CORPORATE BONDS (Cost $548,994,764)		$581,079,352

REPURCHASE AGREEMENTS — 12.2%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 12/31/10, due 01/03/11, repurchase proceeds: $155,808,974 (Cost $155,808,844)#	$155,808,844	$155,808,844

COMMERCIAL PAPER — 1.9%	Par Value	Value
Sears, Roebuck & Co., 0.50%, due 01/05/11 (Cost $24,998,611)	$25,000,000	$24,998,611

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 9.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.02%*	62,901,473	$62,901,473
Fidelity Institutional Money Market Portfolio - Select Class, 0.16%*	62,901,473	62,901,473
TOTAL MONEY MARKET FUNDS (Cost $125,802,946)		$125,802,946

TOTAL INVESTMENTS AT VALUE — 99.7% (Cost $1,192,117,786)		$1,277,996,479

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		4,088,939

NET ASSETS — 100.0%		$1,282,085,418

ADR - American Depositary Receipt.

CV - Convertible Security.

#
Repurchase agreement is fully collateralized by $42,020,291 FNCL, Pool #555408, 5.00%, due 04/01/33, $34,322,946 FNCL, Pool #555647, 4.50%, due 07/01/33, $5,441,449 FNCI, Pool #555745, 4.50%, due 09/01/18 and $74,024,158 FNR, Series #08-47, 1.23%, due 06/25/38. The aggregate market value of the collateral at December 31, 2010 was $158,918,993.

* Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2010.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 97.6%	Shares	Value
AEROSPACE & DEFENSE — 2.9%
L-3 Communications Holdings, Inc.	4,150	$292,533

BANKS — 6.2%
New York Community Bancorp, Inc.	15,725	296,416
Wells Fargo & Co.	10,800	334,692
		631,108
COMPUTERS & PERIPHERALS — 8.1%
Dell, Inc.+	21,300	288,189
Hewlett-Packard Co.	4,725	198,923
International Business Machines Corp.	2,350	344,886
		831,998
CONSTRUCTION & ENGINEERING — 3.3%
Jacobs Engineering Group, Inc.+	7,450	341,583

DIVERSIFIED FINANCIAL SERVICES — 3.2%
JPMorgan Chase & Co.	7,675	325,573

ENERGY EQUIPMENT & SERVICES — 3.5%
Tidewater, Inc.	6,725	362,074

FOOD — 2.2%
ConAgra Foods, Inc.	10,200	230,316

FOOD - WHOLESALE — 2.8%
SYSCO Corp.	9,900	291,060

HEALTH CARE - PRODUCTS — 2.9%
Johnson & Johnson	4,850	299,973

HOUSEHOLD PRODUCTS — 3.0%
Kimberly-Clark Corp.	4,950	312,048

INSURANCE — 9.8%
Chubb Corp. (The)	5,600	333,984
HCC Insurance Holdings, Inc.	12,100	350,174
Unum Group	13,125	317,887
		1,002,045
LEISURE GOODS — 3.7%
Thor Industries, Inc.	11,150	378,654

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 97.6% (continued)	Shares	Value
MEDIA — 1.5%
Walt Disney Co. (The)	4,000	$150,040

METAL - ALUMINUM — 3.8%
Alcoa, Inc.	25,600	393,984

MISCELLANEOUS MANUFACTURING — 2.4%
3M Co.	2,900	250,270

OIL & GAS — 3.5%
Chevron Corp.	3,900	355,875

PHARMACEUTICALS — 10.1%
Abbott Laboratories	6,400	306,624
AstraZeneca PLC - ADR	2,375	109,701
GlaxoSmithKline PLC - ADR	7,550	296,111
Pfizer, Inc.	18,800	329,188
		1,041,624
PROFESSIONAL SERVICES — 2.8%
Dun & Bradstreet Corp. (The)	3,525	289,367

RETAIL — 2.9%
Best Buy Co., Inc.	8,650	296,609

SEMICONDUCTORS — 3.1%
Intel Corp.	15,175	319,130

SOFTWARE — 3.0%
Microsoft Corp.	10,850	302,715

SPECIALTY RETAIL — 12.9%
Aéropostale, Inc.+	12,550	309,232
Chico's FAS, Inc.	31,100	374,133
Gap, Inc. (The)	14,075	311,621
Lowe's Cos., Inc.	13,050	327,294
		1,322,280

TOTAL COMMON STOCKS (Cost $9,129,418)		$10,020,859

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 2.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.02%*	123,364	$123,364
Fidelity Institutional Money Market Portfolio - Select Class, 0.16%*	123,364	123,364
TOTAL MONEY MARKET FUNDS (Cost $246,728)		$246,728

TOTAL INVESTMENTS AT VALUE — 100.0% (Cost $9,376,146)		$10,267,587

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		5,037

NET ASSETS — 100.0%		$10,272,624

ADR	- American Depositary Receipt.

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2010.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2010

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
At Market Value (Cost $156,289,721, $1,036,308,942 and $9,376,146 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$190,347,142	$1,122,187,635	$10,267,587
Investments in Repurchase Agreements:
At Market Value (Cost $0, $155,808,844 and $0 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	—	155,808,844	—
Receivables:
Dividends and Interest	127,450	7,947,593	14,879
Fund Shares Sold	167,031	2,410,516	765
Investment Securities Sold	324,093	—	—
Other Assets	14,810	56,141	7,985
Total Assets	190,980,526	1,288,410,729	10,291,216

Liabilities
Payables:
Fund Shares Redeemed	123,460	816,940	—
Investment Securities Purchased	1,930,229	4,782,547	—
Accrued Investment Advisory Fees (Note 5)	158,960	538,651	1,993
Accrued Administration Fees (Note 5)	20,150	122,100	3,450
Other Accrued Expenses and Liabilities	28,084	65,073	13,149
Total Liabilities	2,260,883	6,325,311	18,592

Net Assets	$188,719,643	$1,282,085,418	$10,272,624

Net Assets Consist of:
Paid-in Capital	$173,829,675	$1,197,241,046	$9,686,611
Undistributed Net Investment Income	—	195	—
Accumulated Net Realized Losses From Security Transactions	(19,167,453)	(1,034,516)	(305,428)
Net Unrealized Appreciation on Investment Securities	34,057,421	85,878,693	891,441
Net Assets	$188,719,643	$1,282,085,418	$10,272,624

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	6,673,033	96,653,368	765,271

Net Asset Value and Offering Price Per Share	$28.28	$13.26	$13.42

Minimum Redemption Price Per Share (Note 2)	$28.00	$13.13	$13.29

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Year Ended December 31, 2010

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends	$2,015,454	$9,911,978	$210,530
Interest	—	36,794,732	1
Total Investment Income	2,015,454	46,706,710	210,531

Expenses
Investment Advisory Fees (Note 5)	1,593,407	5,076,025	82,869
Administration Fees (Note 5)	213,824	1,197,664	40,365
Registration Fees	34,178	130,802	24,506
Postage and Supplies	40,874	106,310	4,089
Custodian and Bank Service Fees	28,366	83,242	5,141
Professional Fees	25,673	25,673	20,993
Report Printing	12,834	47,220	2,444
Insurance	11,310	21,242	1,017
Trustees’ Fees and Expenses	10,573	10,573	10,573
Compliance Service Fees (Note 5)	3,291	3,291	3,291
Other Expenses	17,823	25,705	7,833
Total Expenses Before Fee Waivers by Advisor	1,992,153	6,727,747	203,121
Less Fees Waived by Advisor (Note 5)	—	—	(58,218)
Net Expenses	1,992,153	6,727,747	144,903

Net Investment Income	23,301	39,978,963	65,628

Realized and Unrealized Gains on Investments
Net Realized Gains from Sales of Investment Securities	4,650,188	29,897,956	481,559
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	32,095,003	30,010,107	211,918
Net Realized and Unrealized Gains on Investments	36,745,191	59,908,063	693,477

Net Increase in Net Assets Resulting from Operations	$36,768,492	$99,887,026	$759,105

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net Investment Income	$23,301	$289,312	$39,978,963	$22,329,637	$65,628	$64,923
Net Realized Gains (Losses) from Sales of Investment Securities	4,650,188	(19,286,732)	29,897,956	1,916,890	481,559	(677,371)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	32,095,003	47,518,438	30,010,107	85,617,099	211,918	2,535,339
Net Increase in Net Assets Resulting from Operations	36,768,492	28,521,018	99,887,026	109,863,626	759,105	1,922,891

Distributions to Shareholders
From Net Investment Income	(23,334)	(289,699)	(39,989,308)	(22,321,790)	(65,652)	(64,966)
From Realized Gains from Sales of Investment Securities	—	—	(26,430,508)	—	—	—
Decrease in Net Assets Resulting from Distributions to Shareholders	(23,334)	(289,699)	(66,419,816)	(22,321,790)	(65,652)	(64,966)

Capital Share Transactions
Proceeds from Shares Sold	53,350,342	38,366,279	711,069,360	427,167,789	2,359,380	974,523
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	22,950	283,090	61,619,634	20,458,627	65,652	64,634
Proceeds from Redemption Fees Collected (Note 2)	50,462	102,120	448,034	140,538	872	633
Shares Redeemed	(39,129,535)	(47,651,172)	(216,015,162)	(78,457,200)	(865,198)	(955,611)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,294,219	(8,899,683)	557,121,866	369,309,754	1,560,706	84,179

Total Increase in Net Assets	51,039,377	19,331,636	590,589,076	456,851,590	2,254,159	1,942,104

Net Assets
Beginning of Year	137,680,266	118,348,630	691,496,342	234,644,752	8,018,465	6,076,361
End of Year	$188,719,643	$137,680,266	$1,282,085,418	$691,496,342	$10,272,624	$8,018,465

Undistributed Net Investment Income	$—	$—	$195	$10,540	$—	$—

Capital Shares Issued and Redeemed
Shares Sold	2,148,685	2,176,906	54,234,893	36,387,541	187,799	97,747
Shares Reinvested	804	12,346	4,680,055	1,725,901	4,888	5,146
Shares Redeemed	(1,552,664)	(2,769,984)	(16,390,970)	(6,769,178)	(71,838)	(89,700)
Net Increase (Decrease) from Fund Share Transactions	596,825	(580,732)	42,523,978	31,344,264	120,849	13,193
Shares Outstanding, Beginning of Year	6,076,208	6,656,940	54,129,390	22,785,126	644,422	631,229
Shares Outstanding, End of Year	6,673,033	6,076,208	96,653,368	54,129,390	765,271	644,422

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/2010		12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value, Beginning of Year	$22.66		$17.78	$24.42	$28.81	$29.67

Income (Loss) from Investment Operations
Net Investment Income	0.00	*	0.05	0.02	0.07	0.05
Net Realized and Unrealized Gains (Losses) on Investment Securities	5.61		4.86	(6.65)	(1.13)	1.91
Total Income (Loss) from Investment Operations	5.61		4.91	(6.63)	(1.06)	1.96

Less Distributions
Dividends from Net Investment Income	(0.00	)*	(0.05)	(0.03)	(0.06)	(0.05)
Distributions from Net Realized Gains from Sales of Investment Securities	—		—	(0.00)*	(3.28)	(2.82)
Total Distributions	(0.00	)*	(0.05)	(0.03)	(3.34)	(2.87)

Proceeds from Redemption Fees Collected (Note 2)	0.01		0.02	0.02	0.01	0.05

Net Asset Value, End of Year	$28.28		$22.66	$17.78	$24.42	$28.81

Total Return	24.82%		27.71%	(27.09% )	(3.68% )	6.71%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$188,720		$137,680	$118,349	$119,403	$148,787

Ratio of Expenses to Average Net Assets	1.25%		1.31%	1.29%	1.27%	1.26%

Ratio of Net Investment Income to Average Net Assets	0.01%		0.25%	0.10%	0.22%	0.12%

Portfolio Turnover Rate	44%		37%	38%	40%	38%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value, Beginning of Year	$12.77	$10.30	$12.10	$12.28	$11.85

Income (Loss) from Investment Operations
Net Investment Income	0.49	0.57	0.60	0.59	0.57
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.76	2.47	(1.80)	0.24	0.43
Total Income (Loss) from Investment Operations	1.25	3.04	(1.20)	0.83	1.00

Less Distributions
Dividends from Net Investment Income	(0.49)	(0.57)	(0.60)	(0.59)	(0.57)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.28)	—	—	(0.42)	—
Total Distributions	(0.77)	(0.57)	(0.60)	(1.01)	(0.57)

Proceeds from Redemption Fees Collected (Note 2)	0.01	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$13.26	$12.77	$10.30	$12.10	$12.28

Total Return	10.06%	30.22%	(10.19% )	6.83%	8.65%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,282,085	$691,496	$234,645	$242,681	$228,798

Ratio of Expenses to Average Net Assets	0.66%	0.70%	0.73%	0.70%	0.73%

Ratio of Net Investment Income to Average Net Assets	3.93%	5.33%	5.36%	4.70%	4.67%

Portfolio Turnover Rate	49%	35%	64%	37%	31%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value, Beginning of Year	$12.44	$9.63	$13.62	$14.80	$13.11

Income (Loss) from Investment Operations
Net Investment Income	0.09	0.10	0.09	0.18	0.06
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.98	2.81	(3.99)	(0.15)	2.34
Total Income (Loss) from Investment Operations	1.07	2.91	(3.90)	0.03	2.40

Less Distributions
Dividends from Net Investment Income	(0.09)	(0.10)	(0.09)	(0.18)	(0.06)
Distributions from Net Realized Gains from Sales of Investment Securities	—	—	(0.00)*	(1.03)	(0.65)
Total Distributions	(0.09)	(0.10)	(0.09)	(1.21)	(0.71)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	—	0.00 *

Net Asset Value, End of Year	$13.42	$12.44	$9.63	$13.62	$14.80

Total Return	8.57%	30.21%	(28.61% )	0.19%	18.28%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$10,273	$8,018	$6,076	$7,423	$7,448

Ratio of Total Expenses to Average Net Assets	2.26%	2.72%	2.78%	2.52%	2.85%

Ratio of Net Expenses to Average Net Assets #	1.61%	2.00%	2.00%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.08%	0.24%	0.03%	0.66%	(0.42% )

Ratio of Net Investment Income to Average Net Assets #	0.73%	0.96%	0.81%	1.18%	0.43%

Portfolio Turnover Rate	39%	33%	46%	38%	23%

*	Amount rounds to less than $0.01 per share.

#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2010

1.	ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Effective November 15, 2010, the Berwyn Income Fund is closed to new purchases, except as described further in the Fund’s prospectus.

2.	ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities
• Level 2 – other significant observable inputs
• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$176,531,684	$—	$—	$176,531,684
Money Market Funds	13,815,458	—	—	13,815,458
Total	$190,347,142	$—	$—	$190,347,142

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$372,890,526	$—	$—	$372,890,526
Preferred Stocks	17,416,200	—	—	17,416,200
Corporate Bonds	—	581,079,352	—	581,079,352
Repurchase Agreements	—	155,808,844	—	155,808,844
Commercial Paper	—	24,998,611	—	24,998,611
Money Market Funds	125,802,946	—	—	125,802,946
Total	$516,109,672	$761,886,807	$—	$1,277,996,479

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,020,859	$—	$—	$10,020,859
Money Market Funds	246,728	—	—	246,728
Total	$10,267,587	$—	$—	$10,267,587

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and industry type. During the year ended December 31, 2010, the Funds did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Funds during the year ended or as of December 31, 2010.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2010 and December 31, 2009, proceeds from redemption fees totaled $50,462 and $102,120, respectively, for Berwyn Fund, $448,034 and $140,538, respectively, for Berwyn Income Fund and $872 and $633, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3.	SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2010:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$73,266,470	$643,717,641	$5,286,391
Proceeds from sales and maturities of investment securities	$66,404,225	$355,218,598	$3,305,109

4.	TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2010	$23,334	$—	$23,334
	12/31/2009	$289,699	$—	$289,699
Berwyn Income Fund	12/31/2010	$39,989,308	$26,430,508	$66,419,816
	12/31/2009	$22,321,790	$—	$22,321,790
Berwyn Cornerstone Fund	12/31/2010	$65,652	$—	$65,652
	12/31/2009	$64,966	$—	$64,966

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

The following information is computed on a tax basis for each item as of December 31, 2010:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$159,457,032	$1,193,156,302	$9,419,753
Gross Unrealized Appreciation	$37,134,952	$86,159,143	$1,210,135
Gross Unrealized Depreciation	(6,244,842)	(1,318,966)	(362,301)
Net Unrealized Appreciation on Investment Securities	30,890,110	84,840,177	847,834
Undistributed Ordinary Income	—	195	—
Undistributed Long-Term Gains	—	4,000	—
Capital Loss Carryforwards	(16,000,142)	—	(261,821)
Total Distributable Earnings	$14,889,968	$84,844,372	$586,013

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of December 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Expires	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
December 31, 2017	$16,000,142	$—	$261,821

During the year ended December 31, 2010, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund utilized capital loss carryforwards of $4,341,264 , $3,224,176 and $486,978, respectively, to offset current year realized gains.

During the year ended December 31, 2010, Berwyn Fund and Berwyn Cornerstone Fund reclassified distributions in excess of net investment income of $33 and $24, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

5.	TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 0.85%, respectively, of their average daily net assets. Prior to July 1, 2010, Berwyn Cornerstone Fund paid the Advisor an investment advisory fee of 1.00% of its average net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, effective July 1, 2010, the Advisor contractually agreed, until at least May 1, 2012, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum, and pursuant to the terms of the Contract for Investment Advisory Services, the Advisor has contractually agreed for the life of the Fund to waive its fees as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 2.00% per annum. Accordingly, during the year ended December 31, 2010, the Advisor waived investment advisory fees of $58,218. These waivers are not subject to recoupment.

The Chief Compliance Officer (the “CCO”) of the Trust is an officer of the Advisor. Each Fund pays the Advisor $274 monthly for providing CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to these compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 579,444 shares, 482,438 shares and 242,633 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2010.

AFFILIATED BROKER-DEALER

During the year ended December 31, 2010, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $74,109, $111,783 and $9,679, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. Prior to March 1, 2010, the Trust paid Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds’ aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the year ended December 31, 2010, the Funds did not borrow under their respective lines of credit.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management has determined that ASU No. 2010-06 has no impact on these financial statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

9.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund
and the Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 22, 2011

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2010 – December 31, 2010).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (continued)

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,236.20	$6.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.00	$6.26

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,075.90	$3.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.88	$3.36

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,151.50	$6.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Berwyn Fund	1.23%
Berwyn Income Fund	0.66%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Age	Position Held with the Trust	Length of Time Served
*	Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	69	President and Trustee	Since February 1983**
	Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	63	Trustee	Since June 1992**
	Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	55	Trustee	Since April 1998**
*	Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	63	Vice President and Chief Compliance Officer	Since October 2004***
	Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	53	Vice President	Since April 2005
	Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	49	Treasurer	Since April 2005
	John F. Splain	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	54	Secretary	Since April 2005

*	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

**	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.

***	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer). Since January 2007, he is also President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (continued)

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-992-6757.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2010. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $23,334, $9,007,812 and $65,652, respectively, as Qualified Dividend Income, which may be subject to a maximum rate of 15%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,400 and $33,900 with respect to the registrant’s fiscal years ended December 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,800 and $7,800 with respect to the registrant’s fiscal years ended December 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2010 and 2009, aggregate non-audit fees of $7,800 and $7,800, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	February 24, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	February 24, 2011

* Print the name and title of each signing officer under his or her signature.